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                                                                   EXHIBIT 10.41

                               SECOND AMENDMENT TO
                       CONVERTIBLE SECURED PROMISSORY NOTE

      THIS SECOND AMENDMENT TO CONVERTIBLE SECURED PROMISSORY NOTE (the "Second Amendment") is made and entered into as of April 12, 2005, by and among NORTHWEST BIOTHERAPEUTICS, INC., a Delaware corporation (the "Maker") and ____________ (the "Holder"). This Amendment amends the Note (as defined below).

                                    RECITALS

A. Section 10 of that certain Convertible Secured Promissory Note, dated as of November 12, 2003 and amended on April 26, 2004, by and between the Maker and the Holder (the "Note"), states that any provision of such note may be amended or waived in writing by the Holder and the Maker; and

B. The Maker and the Holder wish to amend the Note as provided below.

                                    AGREEMENT

      NOW, THEREFORE, in consideration of these premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Section 1 of the Note is hereby amended and restated in its entirety as follows:

      "1. Maturity Date. The aggregate principal amount of this Note and accrued interest thereon shall be due and payable on July 12, 2005 (the "Maturity Date")."

2. All other terms and conditions of the Note shall be unaffected hereby and remain in full force and effect.

3. This Second Amendment shall be governed by and construed under the laws of the state of Washington as applied to agreements among Washington residents entered into and to be performed entirely within the State of Washington.

                            [SIGNATURE PAGE FOLLOWS]

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      IN WITNESS WHEREOF, the parties hereto have executed this SECOND AMENDMENT
TO CONVERTIBLE SECURED PROMISSORY NOTE as of the date first above written.

MAKER:

NORTHWEST BIOTHERAPEUTICS, INC.,
a Delaware corporation

By: ___________________________________
Name: _________________________________
Title: ________________________________

HOLDER:

_______________________________________
Name: _________________________________

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